UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

      The Roxbury Funds

(Exact name of registrant as specified in charter)

6001 Shady Oak Road Suite 200

                                                         Minnetonka, MN 55343

(Address of principal executive offices) (Zip code)

Lance Simpson

Roxbury Capital Management, LLC

6001 Shady Oak Road Suite 200

                                                         Minnetonka, MN 55343

(Name and address of agent for service)

Copy to:

Michael P. Malloy, Esquire

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant’s telephone number, including area code: (952) 230-6155

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

JUNE 30, 2012

Roxbury Small-Cap Growth Fund

Roxbury/Mar Vista Strategic Growth Fund

Telephone: (800) 497-2960

www.RoxburyFunds.com

THE ROXBURY FUNDS

LETTER TO SHAREHOLDERS

Dear Shareholders,

A heavy global debt load, political ineptness in the U.S., stubbornly high domestic unemployment and global tensions continue to challenge markets and investors. Over the last twelve months, these issues have yet again been borne out in the roller coaster nature of our equity markets. The first quarter of 2012 saw significant appreciation in the U.S. equity market as worries of European unity abated and signs of an increase in domestic growth propelled markets up 8% to 13%. Then, during the second quarter the worrisome issues that have plagued the markets for the last several years rose up and caused markets to pull back 3% to 5%. An end to this ride seems unlikely in the short to intermediate term until realistic and meaningful measures are taken to address these issues.

For the fiscal year ended June 30, 2012, the Roxbury Small-Cap Growth Fund slightly underperformed its benchmark with a return of -3.7%, versus -2.7% for the Index. That said, over the last six months the Fund outperformed the Index, up 10.1% versus 8.8% for the Index. Much of this improvement is attributable to strong stock picking in the Healthcare, Consumer Discretionary and Basic Materials sectors. Our portfolio tends to have a larger concentration in higher quality companies, which over the long term, tend to provide better absolute and relative returns. Correlations among stocks have declined over the past year. As the market has become more discerning among stocks, the “Steady-Eddie” growth companies we prefer have done better than the average company in the Index. For a more in-depth review of the strategy, please review the commentary by our Small-Cap portfolio managers on page 4.

We recently introduced our newest fund, the Roxbury/Mar Vista Strategic Growth Fund, which was launched last November. As I mentioned in the Funds’ Semi-Annual Report dated December 31, 2011, we have had a relationship with the principals of Mar Vista Investment Partners going back many years and are excited about working with them in our Funds. Since inception late last year, the Strategic Growth Fund is up 10.0%, outperforming the Russell 1000 Growth index, which is up 9.7%. The Strategic Growth Fund seeks long term capital appreciation by investing in a portfolio of 30 to 50 durable large-cap companies that can grow excess returns on capital well into the future, yet trade at attractive margins of safety. The team at Mar Vista has been implementing their strategies over ten years, primarily for institutional investors, and we are delighted to bring their time tested philosophy to our Fund Family. For a more in-depth review of this Fund, please see page 9.

As always, we appreciate the trust you have placed in us as stewards of your capital. We welcome the opportunity to discuss our Funds with you.

Sincerely,

Brian C. Beh

President

The Roxbury Funds

The above comments reflect the investment adviser’s general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Brian C. Beh

President, The Roxbury Funds

SMALL-CAP GROWTH

INVESTMENT REVIEW

How did the Roxbury Small-Cap Growth Fund perform during the annual period ended June 30, 2012?

During the 12-month period ended June 30, 2012, the Roxbury Small-Cap Growth Fund achieved a total return of (3.70)%. This compares to a return of (2.71)% for the Russell 2000® Growth Index during the same period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

Global uncertainty during the 12-month period was the primary impediment to sustained growth. This unease was driven by the European debt crisis and the inability of central banks to add more liquidity to the markets. Resolution of these key issues is critical to the equity markets.

Stock selection was a negative contributor to the Fund’s relative performance during the 12-month reporting period, while sector selection was a positive contributor to results for the year relative to the Russell 2000® Growth Index. High correlations among equities provided a headwind to performance during the 12-month period. During periods of high correlations among stocks, generating positive stock selection tends to be more difficult.

Which equity market sectors most significantly affected Fund performance?

Equity selection in a few sectors contributed to under performance for the 12-month period. Specifically, stock selection in the energy, information technology and industrial sectors were the major contributors to the negative performance for the Fund. The Fund’s positive contribution from group weight in the materials and energy sectors and positive stock selection in health care counterbalanced a portion of the negative stock selection elsewhere.

Equity selection in the healthcare and financial sectors was a positive contributor to the Fund’s performance. Within healthcare, positive contributions from Medivation, Inc., SXC Health Solutions Corp. and Health Spring Inc. were material contributors to the Fund’s strong performance in the sector. Medivation appreciated due to strong data from a pivotal clinical trial of its drug for treating advanced prostate cancer. SXC Health enjoyed a strong selling season for its PBM business and continued to look well positioned for future share gains. Health Spring benefited from continued low medical utilization trends and in October announced it was to be acquired by Cigna. In the financial sector, Citizens Republic Bank and Pebblebrook Hotel Trust contributed positively. Citizen Republic Bank continued its trend of sustained profitable growth, while Pebblebrook Hotel Trust continued to grow its portfolio of hotels by purchasing assets at attractive prices and then implementing cost controls and pricing discipline to achieve industry leading revenue and margin growth.

What are you expecting from the equity markets over the upcoming year?

Expectations are for the markets to continue to experience some volatility as the US moves through the presidential election and as Europe deals with its debt issues. With this in mind, we continue to be optimistic about the relative performance opportunities for higher quality, small-cap growth stocks. The quality characteristics of the current portfolio, combined with historically low relative valuations, give us confidence in the Fund’s potential. We believe the Roxbury Small-Cap Growth Fund’s philosophy of focusing on owning businesses in which they have a competitive advantage, accelerating returns on capital, purchased at reasonable valuations, has benefited our investors over the long-term. As the market begins to differentiate between the high quality growth companies and others with lower quality attributes in an economically challenged growth environment, we believe the Fund has the potential to deliver strong relative performance.

Companies that continue to manage their business effectively through these economically challenging periods are likely to emerge with solid balance sheets and increased operational leverage for future earnings growth. We seek to identify and own these high quality, growing businesses at appropriate valuations. We are confident in our time-tested investment philosophy and look forward to discovering promising companies for the future.

Very truly yours,

Nick A. Blankl, CFA Portfolio Manager/Analyst	Robert Marvin, CFA Portfolio Manager/Analyst

Brian Smoluch, CFA Portfolio Manager/Analyst	David G. Swank, CFA Portfolio Manager/Analyst

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and shares price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800) 497-2960.

In addition to historical information, this report contains forward-looking statements which may concern, among other things, the domestic and foreign markets, economic trends and government regulations and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Fund could be materially different than those that are projected or implied.

ROXBURY SMALL-CAP GROWTH FUND

The following tables are for the year ended June 30, 2012:

Top Ten Holdings (Unaudited)	% of Portfolio
Cooper Companies, Inc.	3.7%
Medivation, Inc.	3.6%
SXC Health Solutions Corp.	3.5%
OSI Systems, Inc.	3.4%
MWI Veterinary Supply, Inc.	3.0%
Air Methods Corp.	3.0%
Brinker International, Inc.	2.9%
ACI Worldwide, Inc.	2.7%
OCZ Technology Group, Inc.	2.7%
First Cash Financial Services, Inc.	2.6%

Sector Breakdown (Unaudited)	% of Portfolio
Common Stock
Information Technology	28.8%
Health Care	21.1%
Consumer Discretionary	19.7%
Industrials	12.2%
Financials	6.7%
Energy	3.2%
Materials	2.8%
Telecommunication Services	1.1%
Consumer Staples	1.0%
Short-Term Investments	3.4%
TOTAL	100.0%

Portfolio Statistics (Unaudited)
Number of Holdings	69
Market Cap (wtd. Avg, mil.)	$1,843.3
Price / Book Value (wtd.Avg.)	3.0	x
Price / Earnings (wtd.Avg.)	19.2	x
Beta	1.01
Standard Deviation	27.54%
Portfolio Turnover	138%

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at www.sec.gov. Hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330.

Portfolio holdings are subject to change at any time.

SMALL-CAP GROWTH

Roxbury Small-Cap Growth Fund

Comparison of Change in Value of a Hypothetical $100,000 Investment* (Unaudited)

The following table compares the performance of the Roxbury Small-Cap Growth Fund and the Russell 2000® Growth Index for the periods ended June 30.

Average Annual Total Return For the Periods Ended June 30, 2012.
	1 Year	5 Years	Since Inception[1]
Roxbury Small-Cap Growth Fund Institutional Shares	-3.70%	0.38%	9.67%
Russell 2000® Growth Index[2]	-2.71%	1.99%	9.75%

Fund Expense Ratios3: Institutional Shares: Gross 1.53%, Net 1.25%.

*	Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) 497-2960.

The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Small company stocks may be subject to a higher degree of market risk because they tend to be more volatile and less liquid.

Shareholders should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information about the Fund. For a copy of the prospectus, call (800) 497-2960.

Effective July 1, 2012 The Roxbury Funds are distributed by Foreside Fund Services, LLC.

[1]	The Institutional Shares commenced operations on January 2, 2003.

[2]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

[3]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2011, excluding any acquired fund fees, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver through December 31, 2020. Gross expenses do not reflect the effect of a contractual fee waiver.

ROXBURY SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2012

	Shares	Value (Note 2)

COMMON STOCK – 98.4%
CONSUMER DISCRETIONARY – 20.1%
Diversified Consumer Services – 2.2%
Grand Canyon Education, Inc.*	61,775	$1,293,568

Hotels, Restaurants & Leisure – 6.0%
AFC Enterprises, Inc.*	19,390	448,685
Bally Technologies, Inc.*	19,757	921,862
Brinker International, Inc.	54,327	1,731,401
WMS Industries, Inc.*	18,480	368,676

		3,470,624

Household Durables – 1.6%
SodaStream International, Ltd.*	21,835	894,580

Leisure Equipment & Products – 0.8%
LeapFrog Enterprises, Inc.*	45,860	470,524

Specialty Retail – 5.5%
Conn’s, Inc.*	55,680	824,064
DSW, Inc. - Class A	27,649	1,504,106
HOT Topic, Inc.	84,500	818,805

		3,146,975

Textiles, Apparel & Luxury Goods – 4.0%
Hanesbrands, Inc.*	23,338	647,163
Oxford Industries, Inc.	23,740	1,061,178
Wolverine World Wide, Inc.	15,414	597,755

		2,306,096

TOTAL CONSUMER DISCRETIONARY		11,582,367

CONSUMER STAPLES – 1.0%
Food & Staples Retailing – 1.0%
United Natural Foods, Inc.*	10,599	581,461

TOTAL CONSUMER STAPLES		581,461

ENERGY – 3.2%
Energy, Equipment & Services – 0.8%
Hercules Offshore, Inc.*	127,352	450,826

Oil, Gas & Consumable Fuels – 2.4%
Gevo, Inc.*	86,325	429,035
Gulfport Energy Corp.*	28,619	590,410
Western Refining, Inc.	17,937	399,457

		1,418,902

TOTAL ENERGY		1,869,728

FINANCIALS – 6.8%
Commercial Bank – 2.4%
Citizens Republic Bancorp, Inc.*	79,899	1,368,670

	Shares	Value (Note 2)

COMMON STOCK – continued
CONSUMER FINANCE – 3.4%
First Cash Financial Services, Inc.*	37,841	$1,520,073
Netspend Holdings, Inc.*	48,850	448,931

		1,969,004

REAL ESTATE INVESTMENT TRUSTS – 1.0%
Pebblebrook Hotel Trust	26,421	615,874

TOTAL FINANCIALS		3,953,548

HEALTH CARE – 21.5%
Health Care Equipment & Supplies – 4.4%
Cooper Companies, Inc.	27,110	2,162,294
Orthofix International NV*	8,186	337,672

		2,499,966

HEALTH CARE PROVIDERS & SERVICES – 9.9%
Air Methods Corp.*	17,668	1,735,881
Centene Corp.*	19,566	590,111
MEDNAX, Inc.*	17,979	1,232,281
MWI Veterinary Supply, Inc.*	17,150	1,762,505
Team Health Holdings, Inc.*	16,608	400,087

		5,720,865

HEALTH CARE TECHNOLOGY – 7.2%
Medivation, Inc.*	23,001	2,102,291
SXC Health Solutions Corp.*	20,785	2,062,080

		4,164,371

TOTAL HEALTH CARE		12,385,202

INDUSTRIALS – 12.4%
Aerospace & Defense – 1.1%
Hexcel Corp.*	23,542	607,148

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Clean Harbors, Inc.*	7,770	438,383
Portfolio Recovery Associates, Inc.*	6,610	603,229

		1,041,612

CONSTRUCTION & ENGINEERING – 1.8%
Dycom Industries, Inc.*	30,894	574,937
URS Corp.	13,389	467,008

		1,041,945

ELECTRICAL EQUIPMENT – 2.8%
Enersys*	34,373	1,205,461
II-VI, Inc.*	24,390	406,581

		1,612,042

MACHINERY – 1.1%
ESCO Technologies, Inc.	17,544	639,303

PROFESSIONAL SERVICES – 2.0%
Acacia Research - Acacia Technologies*	16,757	624,031
Huron Consulting Group, Inc.*	16,398	518,997

		1,143,028

The accompanying notes are an integral part of the financial statements.

SMALL-CAP GROWTH

ROXBURY SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2012 continued

	Shares	Value (Note 2)

COMMON STOCK – continued
Road & Rail – 1.2%
Old Dominion Freight Line, Inc.*	16,172	$700,086

Trading Companies & Distributors – 0.6%
Rush Enterprises, Inc. - Class A*	22,795	372,698

TOTAL INDUSTRIALS		7,157,862

INFORMATION TECHNOLOGY – 29.4%
Communications Equipment – 1.2%
RADWARE, Ltd.*	18,899	723,643

Computers & Peripherals – 4.7%
NCR Corp.*	51,217	1,164,162
OCZ Technology Group, Inc.*	293,955	1,557,962

		2,722,124

Electronic Equipment, Instruments & Components – 4.9%
FARO Technologies, Inc.*	19,195	807,726
OSI Systems, Inc.*	31,695	2,007,561

		2,815,287

Internet Software & Services – 1.3%
Internap Network Services Corp.*	57,356	373,388
Perficient, Inc.*	10,191	114,445
Velti PLC*	38,125	247,813

		735,646

IT Services – 3.5%
Euronet Worldwide, Inc.*	37,446	641,075
MAXIMUS, Inc.	26,147	1,353,107

		1,994,182

Semiconductors & Semiconductor Equipment – 9.0%
Intermolecular, Inc.*	14,704	113,956
Kulicke & Soffa Industries, Inc.*	122,363	1,091,478
Mellanox Technologies, Ltd.*	11,810	836,620
Rubicon Technology, Inc.*	37,580	383,316
Skyworks Solutions, Inc.*	44,732	1,224,315
TriQuint Semiconductor, Inc.*	139,780	768,790
Veeco Instruments, Inc.*	22,300	766,228

		5,184,703

Software – 4.8%
ACI Worldwide, Inc.*	36,223	1,601,419
Glu Mobile, Inc.*	77,210	428,515
NQ Mobile, Inc., ADR*	67,015	548,853
Splunk, Inc.*	6,240	175,344

		2,754,131

TOTAL INFORMATION TECHNOLOGY		16,929,716

	Shares	Value (Note 2)

COMMON STOCK – continued
MATERIALS – 2.9%
Chemicals – 1.5%
American Vanguard Corp.	14,100	$374,919
RPM International, Inc.	18,700	508,640

		883,559

Metals & Mining – 1.4%
Kaiser Aluminum Corp.	15,035	779,414

TOTAL MATERIALS		1,662,973

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.1%
Premiere Global Services, Inc.*	73,381	615,667

TOTAL TELECOMMUNICATION SERVICES		615,667

TOTAL COMMON STOCK (COST $46,569,310)		56,738,524

SHORT-TERM INVESTMENTS – 3.5%
Blackrock Liquidity Funds TempFund Portfolio, 0.15%**	2,019,180	2,019,180

TOTAL SHORT-TERM INVESTMENTS (COST $2,019,180)		2,019,180

TOTAL INVESTMENTS (COST $48,588,490)† - 101.9%		58,757,704

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9%)		(1,114,563)

NET ASSETS - 100.0%		$57,643,141

ADR	American Depositary Receipt
*	Non-income producing security.
**	The rate shown represents the 7-day effective yield as of June 30, 2012.
†	The cost for federal income tax purposes is $49,292,413. As of June 30, 2012, net unrealized appreciation was $9,465,291. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $11,928,147, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,462,856.

The accompanying notes are an integral part of the financial statements.

STRATEGIC GROWTH

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

INVESTMENT REVIEW

How did the Fund perform during the annual period ended June 30, 2012?

The Roxbury/Mar Vista Strategic Growth Fund was up 10.00% from its inception on November 1, 2011 through June 30, 2012 as compared to 9.71% for the Fund’s benchmark, the Russell 1000® Growth Index for the same period.

What key factors were responsible for the Funds’ performance during the reporting period?

Global uncertainty during the 12-month period ending June 30, 2012 was the primary impediment to sustained growth. This unease was driven by the European debt crisis and the inability of central banks to add more liquidity to the markets. Resolution to these key issues is critical to the equity markets.

Since the Fund’s inception, the volatile market environment has provided an opportunity to purchase high quality, wide moat companies with low earnings variability and better intrinsic value.

Strong stock selection and group weight were both positive contributors to the Fund’s performance relative to the Russell 1000® Growth Index. Despite high stock correlations during the period, stock selection in the consumer discretionary, consumer staples and energy sectors added value. During periods of high correlation among stocks, generating positive stock selection tends to be more difficult.

Which equity market sectors most significantly affected Fund performance?

For this period, performance in consumer discretionary (+18.49%), consumer staples (+17.91%) and financials (+11.32%) contributed to the Fund’s outperformance relative to the Russell 1000® Growth Index (+9.71%) during the period. Within the consumer discretionary sector, positive contributions from Home Depot, Walt Disney and Target led the way to strong upside returns. Strong returns from Anheuser Busch InBev, Coca Cola and Colgate Palmolive added to gains in the consumer staples sector.

Underperformance in industrials (-2.09%) and stock selection in health care (-1.05%) were detractors. Expeditors International and Joy Global were both significant detractors from performance in the industrials sector. Global economic weakness and uncertainty caused the sell-off in these names.

What are you expecting from the equity markets over the upcoming year?

The second quarter sell-off in the markets increased the intrinsic value in the Fund’s portfolio to approximately 20% which is modestly below the 25%-30% historical average. The Fund’s portfolio continues to emphasize global franchises with expanding returns on capital, high barriers to entry and management that smartly allocates capital to maximize shareholder returns.

The global markets’ focus on the U.S. political stalemate and presidential elections, as well as the daily drama from the European theater, will likely extend the markets’ rollercoaster ride. Our team will patiently wait for attractive valuations on exceptional businesses as investor emotions, in times of distress, inevitably provide compelling opportunities. We believe a consistent, predictable and repeatable process will reward our clients over the long-run.

Sincerely,

Silas A. Myers Portfolio Manager	Brian L. Massey Portfolio Manager

The following tables are for the year ended June 30, 2012:

Top Ten Holdings (Unaudited)	% of Portfolio
Apple, Inc.	6.8%
Exxon Mobil Corp.	4.3%
Berkshire Hathaway, Inc. - Class B	4.0%
American Tower Corp.	3.8%
Anheuser-Busch InBev NV, ADR	3.7%
Microsoft Corp.	3.5%
Oracle Corp.	3.4%
Procter & Gamble Co.	3.3%
Target Corp.	3.1%
PepsiCo, Inc.	3.1%

Sector Breakdown (Unaudited)	% of Portfolio
Common Stock
Information Technology	23.7%
Consumer Staples	18.7%
Consumer Discretionary	12.1%
Financials	9.9%
Energy	9.8%
Health Care	9.7%
Industrials	9.5%
Materials	2.3%
Short-Term Investments	4.3%
TOTAL	100.0%

Portfolio Statistics (Unaudited)
Number of Holdings	36
Market Cap (wtd. Avg, bil.)	$124.1
Price / Book Value (wtd.Avg.)	3.7	x
Price / Earnings (wtd.Avg.)	15.0	x
Beta	0.88
Standard Deviation	11.96%
Portfolio Turnover	27%

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at www.sec.gov. Hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330.

Portfolio holdings are subject to change at any time.

STRATEGIC GROWTH

Roxbury/Mar Vista Strategic Growth Fund

Comparison of Change in Value of a Hypothetical $100,000 Investment* (Unaudited)

The following table compares the performance of the Roxbury/Mar Vista Strategic Growth Fund and the Russell 1000® Growth Index for the periods ended June 30.

Return For the Period Ended June 30, 2012
Total Return
Since Inception[1] [2]
Roxbury/Mar Vista Strategic Growth Fund Institutional Shares	10.00%
Russell 1000® Growth Index[3]	9.71%

Fund Expense Ratios4: Institutional Shares: Gross 2.25%, Net 0.90%.

*	Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) 497-2960.

The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Shareholders should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information about the Fund. For a copy of the prospectus, call (800) 497-2960.

Effective July 1, 2012 The Roxbury Funds are distributed by Foreside Fund Services, LLC.

[1]	Not annualized.

[2]	The Institutional Shares commenced operations on November 1, 2011.

[3]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2011, excluding any acquired fund fees, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver through November 1, 2014. Gross expenses do not reflect the effect of a contractual fee waiver.

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2012

	Shares	Value (Note 2)
COMMON STOCK – 95.2%
CONSUMER DISCRETIONARY – 12.0%
Media – 2.1%
Walt Disney Co.	2,812	$136,382

Multi-Line Retail – 3.1%
Target Corp.	3,485	202,792

Specialty Retail – 2.8%
Home Depot, Inc.	3,437	182,127

Textiles, Apparel & Luxury Goods – 4.0%
Coach, Inc.	2,569	150,235
Nike, Inc. - Class B	1,243	109,111

		259,346

TOTAL CONSUMER DISCRETIONARY		780,647

CONSUMER STAPLES – 18.6%
Beverages – 9.8%
Anheuser-Busch InBev NV, ADR	2,964	236,083
Coca-Cola Co.	2,536	198,290
PepsiCo, Inc.	2,855	201,734

		636,107

Food Products – 2.9%
Kraft Foods, Inc. - Class A	4,778	184,526

Household Products – 5.9%
Colgate-Palmolive Co.	1,667	173,535
Procter & Gamble Co.	3,460	211,925

		385,460

TOTAL CONSUMER STAPLES		1,206,093

ENERGY – 9.8%
Energy, Equipment & Services – 2.7%
Schlumberger Ltd.	2,670	173,310

Oil, Gas & Consumable Fuels – 7.1%
Exxon Mobil Corp.	3,240	277,247
Occidental Petroleum Corp.	2,157	185,006

		462,253

TOTAL ENERGY		635,563

FINANCIALS – 9.8%
Insurance – 6.1%
Berkshire Hathaway, Inc. - Class B*	3,104	258,656
Markel Corp.*	304	134,277

		392,933

Real Estate Investment Trusts – 3.7%
American Tower Corp.	3,483	243,497

TOTAL FINANCIALS		636,430

	Shares	Value (Note 2)
COMMON STOCK – continued
HEALTH CARE – 9.6%
Health Care Equipment & Supplies – 5.7%
Baxter International, Inc.	2,405	$127,826
Covidien PLC	2,417	129,310
St Jude Medical, Inc.	2,839	113,304

		370,440

Life Sciences Tools & Services – 2.6%
Thermo Fisher Scientific, Inc.	3,281	170,317

Pharmaceuticals – 1.3%
Johnson & Johnson	1,250	84,450

TOTAL HEALTH CARE		625,207

INDUSTRIALS – 9.5%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	2,648	147,864
United Technologies Corp.	1,057	79,835

		227,699

Air Freight & Logistics – 2.3%
Expeditors International of Washington, Inc.	3,885	150,544

Machinery – 2.0%
Joy Global, Inc.	2,278	129,231

Road & Rail – 1.7%
Union Pacific Corp.	901	107,498

TOTAL INDUSTRIALS		614,972

INFORMATION TECHNOLOGY – 23.6%
Communications Equipment – 2.9%
QUALCOMM, Inc.	3,305	184,022

Computers & Peripherals – 9.2%
Apple, Inc.*	749	437,416
NetApp, Inc.*	5,031	160,086

		597,502

IT Services – 2.3%
Visa, Inc. - Class A	1,215	150,210

Semiconductors & Semiconductor Equipment – 2.2%
Maxim Integrated Products, Inc.	5,660	145,122

Software – 7.0%
Microsoft Corp.	7,466	228,385
Oracle Corp.	7,488	222,394

		450,779

TOTAL INFORMATION TECHNOLOGY		1,527,635

The accompanying notes are an integral part of the financial statements.

STRATEGIC GROWTH

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2012 continued

	Shares	Value (Note 2)
COMMON STOCK – continued
MATERIALS – 2.3%
Chemicals – 2.3%
Praxair, Inc.	1,369	$148,851

TOTAL MATERIALS		148,851

TOTAL COMMON STOCK (COST $5,813,637)		6,175,398

SHORT-TERM INVESTMENTS – 4.3%
Blackrock Liquidity Funds TempFund Portfolio, 0.15%**	277,762	277,762

TOTAL SHORT-TERM INVESTMENTS (COST $277,762)		277,762

TOTAL INVESTMENTS (COST $6,091,399)† - 99.5%		6,453,160

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		30,114

NET ASSETS - 100.0%		$6,483,274

ADR	American Depositary Receipt
*	Non-income producing security.
**	The rate shown represents the 7-day effective yield as of June 30, 2012.
†	The cost for federal income tax purposes is $6,091,690. As of June 30, 2012, net unrealized appreciation was $361,470. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $552,609, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $191,139.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

	Roxbury Small-Cap Growth Fund	Roxbury/ Mar Vista Strategic Growth Fund
Assets:
Investments in securities, at value*	$58,757,704	$6,453,160
Receivable for Fund shares sold	20,261	3,500
Receivable for investments sold	687,178	—
Dividends and interest receivable	10,020	9,111
Receivable from adviser	—	31,684
Other assets	24,489	27,490

Total assets	59,499,652	6,524,945

Liabilities:
Payable for Fund shares redeemed	963,958	—
Payable for investments purchased	750,960	—
Accrued advisory fee	49,445	—
Other accrued expenses	92,148	41,671

Total liabilities	1,856,511	41,671

Net Assets	$57,643,141	$6,483,274

Net Assets consist of:
Par value	$32,524	$5,891
Paid-in capital	78,618,431	6,016,439
Accumulated net investment income/(loss)	(328,755)	45,808
Accumulated net realized gain/(loss) on investments	(30,848,273)	53,375
Net unrealized appreciation of investments	10,169,214	361,761

Net Assets	$57,643,141	$6,483,274

Net assets by share class:
Institutional Shares	$57,643,141	$6,483,274

Shares of beneficial interest outstanding:
($0.01 par value, unlimited authorized shares):
Institutional Shares	3,252,354	589,129
Per Share:
Institutional Shares (net asset value, offering and redemption price**)	$17.72	$11.00

* Investments at cost	$48,588,490	$6,091,399

**Redemption	price will vary based on length of time shares are held. See Note 6.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

STATEMENTS OF OPERATIONS

For the Year/Period Ended June 30, 2012

	Roxbury Small-Cap Growth Fund	Roxbury/ Mar Vista Strategic Growth Fund*
Investment Income:
Dividends	$279,655	$70,257
Foreign tax withheld	—	(279)

Total investment income	279,655	69,978

Expenses:
Advisory fees	750,951	26,058
Administration and accounting fees	100,325	23,500
Legal fees	99,315	16,271
Transfer agent fees	67,939	13,499
Trustees’ and Officers’ Fees	29,251	13,750
Custody fees	22,667	6,400
Reports to shareholders	19,107	12,000
Registration fees	18,859	1,621
Audit fees	18,499	17,000
Offering costs	—	29,729
Other	51,564	8,612

Total expenses before fee waivers and expense reimbursements	1,178,477	168,440
Advisory fees waived/expenses reimbursed	(240,451)	(137,223)

Total expenses, net	938,026	31,217

Net investment income/(loss)	(658,371)	38,761

Net realized and unrealized gain/(loss) on investments:
Net realized gain on investments	3,935,778	53,372
Long-term capital gain distributions received	23	3
Net change in unrealized appreciation/(depreciation) on investments	(8,088,055)	361,761

Net gain/(loss) on investments	(4,152,254)	415,136

Net increase/(decrease) in net assets resulting from operations	$(4,810,625)	$453,897

* Operations commenced on November 1, 2011.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Roxbury Small-Cap Growth Fund		Roxbury/ Mar Vista Strategic Growth Fund
	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Period Ended June 30, 2012*
Increase/(Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(658,371)	$(873,101)	$38,761
Net realized gain on investments and long-term capital gain distributions received	3,935,801	15,067,195	53,375
Net change in unrealized appreciation/(depreciation) on investments	(8,088,055)	14,176,444	361,761

Net increase/(decrease) in net assets resulting from operations	(4,810,625)	28,370,538	453,897

Fund share transactions:
Institutional Class
Proceeds from shares sold	9,598,397	17,185,100	6,567,698
Redemption fees	3,188	2,267	59
Cost of shares redeemed	(46,202,125)	(40,710,389)	(538,380)

Net increase/(decrease) in net assets from Fund share transactions	(36,600,540)	(23,523,022)	6,029,377

Total increase/(decrease) in net assets	(41,411,165)	4,847,516	6,483,274

Net Assets:
Beginning of year/period	99,054,306	94,206,790	—

End of year/period	$57,643,141	$99,054,306	$6,483,274

Accumulated net investment income/(loss)	$(328,755)	$—	$45,808

Capital share transactions:
Institutional Class
Shares sold	563,875	1,007,087	640,411
Shares redeemed	(2,695,027)	(2,741,435)	(51,282)

Net increase/(decrease) in capital shares	(2,131,152)	(1,734,348)	589,129

* Operations commenced on November 1, 2011.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended June 30,
	2012	2011		2010		2009	2008
Roxbury Small-Cap Growth Fund — Institutional Shares
Net Asset Value — Beginning of Year	$18.40	$13.24		$10.84		$14.25	$20.69

Investment Operations:
Net investment loss[1]	(0.15)	(0.16)		(0.12)		(0.10)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.53)	5.32		2.52		(3.31)	(3.27)

Total from investment operations	(0.68)	5.16		2.40		(3.41)	(3.40)

Distributions:
From net realized gains	—	—		—		—	(3.04)
From tax return of capital	—	—		—		— [2]	—

Total distributions	—	—		—		—	(3.04)
Redemption fees	— [2]	—	[2]	—	[2]	—	—

Net Asset Value — End of Year	$17.72	$18.40		$13.24		$10.84	$14.25

Total Return	(3.70)%	38.97%		22.14%		(23.90)%	(18.07)%
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	1.25%	1.25%		1.25%		1.25%	1.25%
Excluding waivers/reimbursements	1.57%	1.53%		1.45%		1.47%	1.36%
Net investment loss	(0.88)%	(0.96)%		(0.92)%		(0.89)%	(0.77)%
Portfolio turnover rate	138%	181%		194%		163%	167%
Net assets at the end of year (000 omitted)	$57,643	$99,054		$94,207		$77,183	$168,873

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The total return in the table represents the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	For the Period Ended June 30, 2012[1]
Roxbury/Mar Vista Strategic Growth Fund — Institutional Shares
Net Asset Value — Beginning of Period	$10.00

Investment Operations:
Net investment income[2]	0.08
Net realized and unrealized gain on investments	0.92

Total from investment operations	1.00
Redemption fees	—	[3]

Net Asset Value — End of Period	$11.00

Total Return	10.00%	**
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	0.90%	*
Excluding waivers/reimbursements	4.85%	*
Net investment income	1.12%	*
Portfolio turnover rate	27%	**
Net assets at the end of period (000 omitted)	$6,483

*	Annualized
**	Not Annualized
[1]	Operations commenced on November 1, 2011.
[2]	The net investment income per share was calculated using the average shares outstanding method.
[3]	Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

1.	Description of the Funds. The Roxbury Small-Cap Growth Fund (“Small-Cap Growth Fund”) and the Roxbury/Mar Vista Strategic Growth Fund (“Strategic Growth Fund”) (the “Funds”) are each a series of The Roxbury Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment management company and was organized as a Delaware statutory trust on April 4, 2006. The fiscal year end for the Funds is June 30th.

As of June 30, 2012, each of the Funds offers one class of shares: Institutional Shares.

2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Trustees.

Fair Value Measurements. The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2012, in valuing each Fund’s investments carried at fair value:

Small-Cap Growth Fund

	Total Value at June 30, 2012	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$58,757,704	$58,757,704	$—	$—

Strategic Growth Fund

	Total Value at June 30, 2012	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$6,453,160	$6,453,160	$—	$—

*Common stocks and short-term investments are Level 1. Please refer to the schedule of investments for industry or sector breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1,2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may be otherwise less liquid than publicly traded securities.

NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Funds.

Federal Income Taxes. The Funds are treated as a separate entity for Federal income tax purposes and intend to continue to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. Therefore, no Federal income tax provision has been made.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for Federal income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis. The Funds use the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses on an accrual basis.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Offering Costs. Legal costs of $29,729 were incurred by the Strategic Growth Fund in connection with the Fund’s offering. These costs were amortized as an expense of the Fund on a straight-line basis over six months from the Fund’s commencement of operations on November 1, 2011.

3.	Fees and Other Transactions with Affiliates. Roxbury Capital Management, LLC (“Roxbury”) serves as investment adviser to the Funds. For its services, Roxbury receives a fee from the Funds at annual rates as follows:

% of Average Daily Net Assets
Small-Cap Growth Fund	1.00% up to $1 billion; 0.95% of next $1 billion; and 0.90% in excess of $2 billion
Strategic Growth Fund	0.75%

Mar Vista Investment Partners, LLC (“Mar Vista”), serves as the sub-adviser to the Strategic Growth Fund subject to the supervision of Roxbury. Sub-advisory fees are paid by Roxbury.

Roxbury has contractually agreed to waive a portion of its advisory fees or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses exceed the following percentages of average daily net assets:

	Expense Cap	Expiration Date
Small-Cap Growth Fund Institutional Shares	1.25%	December 31, 2020
Strategic Growth Fund Institutional Shares	0.90%	November 1, 2014

Compensation of Trustees and Officers. The Funds pay each Trustee who is not an interested person of the Funds a fee of $5,000 per year plus $2,000 for each regularly scheduled Board or Committee meeting, attended in person or by telephone; $2,000 for each special Board or Committee meeting attended in person and $200 for each special Board or Committee meeting attended by telephone. Each Trustee is reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Chairman is paid an additional fee of $1,000 per year. The Funds pay the Chief Compliance Officer a fee of $8,000 per year. Michael P. Malloy, Secretary of the Funds, is a partner of Drinker Biddle & Reath LLP, which receives legal fees from the Funds.

4.	Other Service Providers. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provides administrative and accounting services to the Funds pursuant to an Accounting and Administrative Services Agreement.

The Bank of New York Mellon serves as custodian to the Trust pursuant to a Custodian Services Agreement.

5.	Investment Securities Transactions. During the fiscal year ended June 30, 2012, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Small-Cap Growth Fund	Strategic Growth Fund
Purchases	$101,699,271	$7,155,250
Sales	138,143,814	1,394,985

6.	Redemption Fees. In accordance with the prospectus, the Funds charge a redemption fee of 1% on proceeds from shares redeemed within 60 days following their acquisition. The redemption fee is included as a separate line item under the Fund share transactions section on the Statements of Changes in Net Assets.

THE ROXBURY FUNDS

NOTES TO FINANCIAL STATEMENTS continued

7.	Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. On June 30, 2012, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses and non-deductible expenses:

	Small-Cap Growth Fund	Strategic Growth Fund
Paid-in Capital	$(329,616)	$(7,047)
Undistributed net investment income/(loss)	329,616	7,047

The Funds paid no distributions during the fiscal year ended June 30, 2012. The Small-Cap Growth Fund paid no distributions for the fiscal year ended June 30, 2011.

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2012, the Small-Cap Growth Fund incurred a late year loss of $328,755 which it will elect to defer to the fiscal year ended June 30, 2013. For the fiscal year ended June 30, 2012, the Strategic Growth Fund incurred no late year losses.

As of June 30, 2012, the components of accumulated undistributed earnings/(deficit) on a tax basis were as follows:

	Small-Cap Growth Fund	Strategic Growth Fund
Undistributed ordinary income	$—	$99,474
Capital loss carryforwards	(30,144,350)	—
Qualified late year loss deferrals	(328,755)	—
Net unrealized appreciation on investments	9,465,291	361,470

Total accumulated undistributed earnings/(deficit)	$(21,007,814)	$460,944

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of June 30, 2012, the Small-Cap Growth Fund had capital loss carryforwards of $30,144,350, of which $19,437,985 and $10,706,365 will expire on June 30, 2017 and June 30, 2018, respectively. As of June 30, 2012, the Strategic Growth Fund had no capital loss carryforwards. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

8.	Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

9.	Subsequent Events. As of July 1, 2012 Professional Funds Distributors, LLC, the Funds’ distributor, was sold to Foreside Distributors, LLC (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, LLC. As a result of such sale, Foreside Fund Services, LLC, a subsidiary of Foreside, now serves as the Funds’ distributor.

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events, except as noted above.

REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Roxbury Funds and the Shareholders of the Roxbury Small-Cap Growth Fund

and the Roxbury/Mar Vista Strategic Growth Fund:

We have audited the accompanying statements of assets and liabilities of the Roxbury Small-Cap Growth Fund and the Roxbury/Mar Vista Strategic Growth Fund, each a series of The Roxbury Funds (the “Funds”), including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years and period presented in the two-year period then ended and the financial highlights for each of the years and period presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Roxbury Small-Cap Growth Fund and the Roxbury/Mar Vista Strategic Growth Fund as of June 30, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the years and period presented in the two-year period then ended, and their financial highlights for each of the years and period presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 24, 2012

THE ROXBURY FUNDS

ADDITIONAL INFORMATION

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2012, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income (“QDI”) under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

In addition, for corporate shareholders, a percentage of their ordinary income distributions qualifies for the dividends-received deduction (“DRD”).

For the fiscal year ended June 30, 2012, the Funds have no qualifying QDI or DRD since they did not pay any ordinary income dividends during the year.

In January 2013, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2012, including any distributions paid between July 1, 2012 and December 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to each Fund’s portfolio securities is available without charge, upon request, by calling (800) 497-2960. Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling (800) 497-2960. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

FUND EXPENSE EXAMPLES

DISCLOSURE OF FUND EXPENSES (Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you may incur transaction costs, such as redemption fees, and ongoing costs, including management fees and other Fund expenses. Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s costs in two ways.

— Actual fund return. The first line of the tables below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

— Hypothetical 5% return. The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

For the Period January 1, 2012 to June 30, 2012

Expense Table

	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Annualized Expense Ratio	Expenses Paid During Period*
Roxbury Small-Cap Growth Fund – Institutional Shares
Actual Fund Return	$1,000.00	$1,101.30	1.25%	$6.52
Hypothetical 5% Return Before Expenses	1,000.00	1,018.66	1.25	6.26

Expense Table

	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Annualized Expense Ratio	Expenses Paid During Period*
Roxbury/Mar Vista Strategic Growth Fund – Institutional Shares
Actual Fund Return	$1,000.00	$1,087.00	0.90%	$4.66
Hypothetical 5% Return Before Expenses	1,000.00	1,020.40	0.90	4.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half-year period).

THE ROXBURY FUNDS

The Trust is governed by a Board of Trustees (the “Trustees”). The primary responsibilities of the Trustees of the Trust are to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the Trust is 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

The Statement of Additional Information for the Trust contains additional information about the Trust’s Trustees and Officers and is available, without charge, upon request, by calling (800) 497-2960 or by visiting the Fund’s website at www.RoxburyFunds.com.

The following table sets forth certain information with respect to the Trustees of the Trust:

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

KENNETH GUDORF Age 73	Trustee and Chairman of the Board	Since June 2006	CEO, Agio Capital Partners I, L.P. (private investment company).	2	None

JOHN OTTERLEI Age 63	Trustee	Since June 2006	Chief Investment Officer, Bush Foundation, since 2010; Managing Director, Investments, from 2008 to 2009; Independent Financial Advisor, from 2005 to 2008.	2	None

[1]	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
[2]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS (Unaudited)

OFFICERS OF THE TRUST

The following table sets forth certain information with respect to the Officers of the Trust:

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

BRIAN C. BEH Age 49	President	Since April 2006	President and Chief Executive Officer of Roxbury Capital Management, LLC, since 2007; President of Roxbury Capital Management, LLC, from 2003 to 2007.

LANCE P. SIMPSON Age 33	Treasurer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since June 2008, May 2009 and June 6, 2009	Controller, Roxbury Capital Management, LLC, since 2007; Accountant, Work Rite Uniform, from 2005 to 2007.

MICHAEL P. MALLOY Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996 Age 53	Secretary	Since May 2007	Partner in the law firm Drinker Biddle & Reath LLP.

BROOKE CLEMENTS Age 36	Assistant Secretary	Since June 2012	Accounting Manager, Roxbury Capital Management, LLC since May 2009; Staff Accountant, Roxbury Capital Management, LLC from 2005 to 2009.

[1]

Each officer shall serve until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until he or she dies or is removed. Any officer may be removed by the affirmative vote of a majority of the Trustees at any time, with or without cause.

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This report is not authorized for distribution unless preceded or accompanied by a prospectus for the Funds. Effective July 1, 2012, shares of The Roxbury Funds are distributed by Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

June 12

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition set forth in paragraph (b) of this Item.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(f)	A copy of the Code of Ethics is available as provided in Item 12 (a) (1) of this report

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Kenneth Gudorf and John Otterlei each qualify to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal years ended June 30, 2012 and June 30, 2011 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,000 and $17,000, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in the fiscal years ended June 30, 2012 and June 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)	The aggregate fees billed in the fiscal years ended June 30, 2012 and June 30, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 and $1,500, respectively. Fees were for the review of federal and state income tax returns and excise tax returns.

All Other Fees

(d)	The aggregate fees billed in the fiscal years ended June 30, 2012 and June 30, 2011 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to the waiver of pre-approval requirement in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2012 and June 30, 2011 of the registrant was $1,500 and $1,500, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240 15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Roxbury Funds

By (Signature and Title)*	/s/ Brian C. Beh

Brian C. Beh, President (principal executive officer)

Date	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian C. Beh

Brian C. Beh, President (principal executive officer)

Date	August 20, 2012

By (Signature and Title)*	/s/ Lance Simpson

Lance Simpson, Treasurer and CCO (principal financial officer)

Date	August 20, 2012

*	Print the name and title of each signing officer under his or her signature.